                        SEMIANNUAL REPORT / JUNE 30 2000

                             AIM GLOBAL TRENDS FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]

                     -------------------------------------

               VARIIERTE RECHTCKE BY WASSILY KANDINSKY CONSIDERED

                 THE FOUNDER OF ABSTRACT ART, WASSILY KANDINSKY

                 ACHIEVES A GEOMETRIC RHYTHM IN THIS PAINTING,

               TRANSLATED FROM GERMAN AS "VARIED RECTANGLES." ITS

               LINES AND FORMS EVOKE UNIVERSAL SYMBOLS OF GROWTH

               SUCH AS ROADS, GRIDS AND BRIDGES. ITS RIGHT ANGLES

                  BRING A SENSE OF ORDER AND STRUCTURE TO THE

                                  COMPOSITION.

                     -------------------------------------

AIM Global Trends Fund is for shareholders who seek long-term growth of capital.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Trends Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

  [PHOTO OF         When we started AIM in 1976, we had only a table, two chairs
  Charles T.        and a telephone. At the time, Bob Graham, Gary Crum and I
    Bauer,          had the idea of creating a mutual fund company that put
 Chairman of        people first. Our slogan, "people are the product," means
 the Board of       that people--our employees and our investors--are our
   THE FUND         company.
APPEARS HERE]           Almost a quarter-century later, we've grown to more than
                    eight million investors, $176 billion in assets under
  [PHOTO OF         management and 55 retail funds. Over that time, the industry
  Robert H.         as a whole has grown from $51 billion in assets to more than
    Graham          $7 trillion today. I never dreamed we would see such
APPEARS HERE]       phenomenal growth. You are the main reason for our success, and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                             AIM GLOBAL TRENDS FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


MIXED MARKETS PRESENT A CHALLENGE FOR FUND

HOW DID AIM GLOBAL TRENDS FUND PERFORM OVER THE SIX-MONTH REPORTING PERIOD? Markets worldwide experienced many ups and downs during the first half of 2000, and the fund felt the effects of this uncertainty. For the six months ended June 30, 2000, the fund posted total returns of -4.63% for Class A shares and -4.87% for Class B and Class C shares. (These returns are at net asset value, which does not include sales charges.) Comparatively, the MSCI World Index had a return of -2.56% for the reporting period. Despite short-term challenges, the fund continues to provide attractive long-term returns, as shown in the performance table below.

WHAT WERE THE TRENDS IN WORLD MARKETS DURING THE REPORTING PERIOD?
World markets reached record highs near the end of 1999 in a rally dominated by technology, media and telecommunications stocks, commonly dubbed TMTs. This rally lasted for the first half of the reporting period, ending in March with a sharp sell-off in TMT stocks. As in the United States, investors abroad became worried about the sky-high valuations of technology stocks. In mid-April, the tech-heavy Nasdaq plunged, and European, Asian and Latin American markets followed suit.
    Much of the rest of the period was marked by intense day-to-day volatility even though many companies' earnings reports met or exceeded expectations. Those companies that missed earnings were severely punished by investors, a rather ironic twist as just months before investors had seemed willing to take a chance on dot-coms with little or no earnings.

WHAT HAPPENED IN U.S. MARKETS?
The watchwords in U.S. markets for the first six months of 2000 were volatility and inflation. While the major volatility was largely confined to the tech sector, markets across the board bore the brunt of investors' persistent inflation fears. The Federal Reserve Board (the Fed) raised interest rates three times during the reporting period, hikes fueled by mixed signals from leading economic indicators. Investors and analysts alike wondered how much farther this tightening cycle--in progress since June 1999--would go before the Fed was satisfied that inflation remained under control. Many investors chose to wait things out, evidenced in the general decline of trading volumes late in the reporting period.

HAVE THE FUND'S COUNTRY ALLOCATIONS CHANGED MUCH SINCE YOUR LAST REPORT?
In managing the fund, we strive to select companies in market sectors worldwide with strong earnings momentum rather than focusing on geographical regions. Based on this criterion, our largest country allocation is the United States, where growth opportunities abound. Companies in Western Europe dominate our overseas weighting as they continue to seek ways to grow and boost profits through consolidation and innovation. Europe's economic backdrop continues to look strong.
    We have reduced the fund's weighting in Japan since our last report. While it seemed last year that Japan was on the verge of a major economic comeback, such a comeback has not yet materialized, and the country remains in recession. Because of this, aside from some select technology companies, it remains difficult to find investment opportunities in Japan that meet our earnings discipline.

WHY HAS THE PORTFOLIO CHANGED SO MUCH IN THE LAST SIX MONTHS?
The fund's sector weightings have shifted significantly over the reporting period. Overweight positions in technology and consumer-cyclical stocks (such as retail companies) contributed to the fund's underperformance compared to its benchmark thus far this year. Volatility in the U.S. tech sector seeped into markets abroad, leading to lackluster performance on the part of many tech stocks regardless of their country of origin. Consumer-cyclical stocks have been shunned by many investors in favor of perceived higher-growth companies. We pared our weightings in both sectors to take advantage of better opportunities elsewhere.
    The fund's energy weighting has increased from 2.4% to about 19%. This increase has been concentrated in industries that benefit most from rising oil prices: drilling and equipment, and exploration and production. Oil prices continue to hover around $30 per barrel, and until

                     -------------------------------------

                         MARKETS WORLDWIDE EXPERIENCED

                         MANY UPS AND DOWNS DURING THE

                            FIRST HALF OF 2000 . . .

                     -------------------------------------

FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/00, including sales charges

================================================================================
CLASS A SHARES
Inception (9/15/97)            14.79%
1 year                         21.21*
*27.25% excluding sales charges

CLASS B SHARES
Inception (9/15/97)            15.39%
1 year                         21.62*
*26.62% excluding CDSC

CLASS C SHARES
Inception (1/2/98)             19.81%
1 Year                         25.74*
*26.74% excluding CDSC
================================================================================

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


OPEC substantially increases production, oil prices may remain at current levels--a boon for companies that profit from finding it and extracting it.
    We also increased our weighting in health-care stocks from just under 6% to about 20%. Health-care stocks, particularly drug companies, benefited from the excitement surrounding the mapping of the human genome. A rough draft of the genetic makeup of the human body has been completed, which may lead to new blockbuster drugs for the treatment of disease.

WHAT STOCKS DID YOU FAVOR?
Our largest energy holding is ENSCO International, a leading offshore-drilling contractor. International operations in Latin America, Europe and the Asia-Pacific region account for 45% of the company's revenue; most of its U.S. drilling business is in the Gulf of Mexico. To capture its share of the expanding deepwater drilling market, ENSCO is building a semi-submersible outfit that can drill to 8,000 feet.
    Pharmaceutical giant Pfizer, the fund's top holding, recently merged with Warner-Lambert to become one of the world's largest and fastest-growing drug companies. The acquisition allows Pfizer to add Lipitor, a leading cholesterol-lowering drug, to its stable of successful medications, which includes Celebrex (for arthritis), Norvasc (for heart disease) and Zoloft (an antidepressant).
    Other top fund holdings include ADC Telecommunications and Bestfoods. ADC makes systems that increase the rate at which voice, data and video signals are transmitted through cable television, the Internet and over the telephone. Bestfoods is a diversified foods company with such well-known brands as Hellmann's, Mazola, Boboli and Skippy. Roughly 60% of the company's sales come from outside North
    America. European consumer-products giant Unilever is in the process of acquiring Bestfoods to become a top food firm worldwide.

WHAT IS YOUR NEAR-TERM OUTLOOK?
Although U.S. markets have experienced some nerve-wracking volatility of late, solid economic fundamentals still exist. The fact that the Fed did not raise interest rates at its recent June meeting may indicate that its tightening cycle is winding down. However, uncertainty over the Fed's future actions and other factors could perpetuate the volatility that has characterized markets in recent months.
    On the international front, increased corporate restructuring, mergers and deregulation are making for a more competitive environment. Coupled with generally stable interest rates, good growth prospects and attractive stock valuations, global investors should continue to find attractive investment opportunities.

PORTFOLIO COMPOSITION

As of 6/30/00, based on total net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 COUNTRIES                  TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Pfizer Inc.                        5.71%        1. United States    59.21%        1. Oil & Gas (Drilling & Equipment)   11.48%

 2. IVAX Corp.                         2.50         2. Canada            7.75%        2. Health Care (Drugs-Major            5.95
                                                                                         Pharmaceuticals)

 3. UnitedHealth Group Inc.            2.47         3. France            4.23%        3. Electronics (Semiconductors)        5.23

 4. ADC Telecommunications, Inc.       2.45         4. United Kingdom    3.54%        4. Health Care (Diversified)           4.73

 5. Novartis A.G. (Switzerland)        2.22         5. Switzerland       3.31%        5. Communications Equipment            4.28

 6. Furukawa Electric Co., Ltd.        2.03         6. Japan             2.85%        6. Oil & Gas (Exploration              4.11
    (The) (Japan)                                                                        & Production)

 7. ENSCO International Inc.           2.02         7. Spain             1.98%        7. Health Care (Managed Care)          3.39

 8. Bestfoods                          1.92         8. Netherlands       1.84%        8. Foods                               3.01

 9. Nokia Oyj (Finland)                1.84         9. Finland           1.84%        9. Electrical Equipment                2.78

10. Potash Corp. of Saskatchewan Inc.  1.83        10. Singapore         1.47%       10. Chemicals (Specialty)               2.68
     (Canada)

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL TRENDS FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


CHASING PERFORMANCE MAY HURT MORE THAN IT HELPS

In the wake of some of last year's eye-popping mutual fund returns of more than 100%, it may be hard to look at your own returns and not feel disappointed. According to Lipper, Inc.(1), the average large-cap core mutual fund finished 1999 up 22.35%--a return that would be considered terrific in most other years--while the average science and technology fund had an astounding return of 134.77% for the year. Industry trends point to the fact that some investors have looked at such performance and said, "My investments haven't had that kind of return. I need to change my portfolio." What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:


o  HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o  HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?
Many of the mutual funds that had such high-flying returns for 1999 are pretty aggressive, investing in smaller, less-established companies, some of which have not even realized a profit. So while these mutual funds have the potential to make your money grow, they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

o  HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
Last year's phenomenal returns were the result of a number of unique factors-- the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone came out a winner in 1999.
    In reality, just a few large companies accounted for many of the markets' records in 1999. More than half the stocks in the S&P 500(2) declined during the year. The technology sector was clearly dominant--the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.(3) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.
    As we've seen thus far in 2000, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose





================================================================================
SEC SPEAKS OUT

In the wake of 1999's extraordinary fund performances, the Securities and Exchange Commission (SEC), which regulates the mutual fund industry, says that investors should temper their expectations and not make investment decisions based only on past performance. The SEC also suggests that investors consider the following factors when looking at a mutual fund:

Age
Risk
Size
Volatility
Management
Expenses
Tax Efficiency

Source: The Wall Street Journal, 1/25/00
================================================================================


                             AIM GLOBAL TRENDS FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION



holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC

Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY

The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income). Unfortunately, some investors seem less interested in asset allocation these days because they want to chase performance instead. And when the market is roaring ahead, who can blame them?
    But as Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

--------------------------------------------------------------------------------
Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) Lipper, Inc. is an independent mutual fund performance monitor.

(2) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.

(3) Source: Bloomberg.
--------------------------------------------------------------------------------

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

================================================================================
  MONTH       AMOUNT INVESTED     SHARE PRICE    SHARES PURCHASED
--------------------------------------------------------------------------------
JANUARY          $ 200               $ 24              8.333
FEBRUARY           200                 20             10.000
MARCH              200                 14             14.286
APRIL              200                 18             11.111
MAY                200                 22              9.091
JUNE               200                 24              8.333
6-MONTH TOTAL    $1200               $122             61.154
================================================================================

Average price per share: $122 divided by 6 = $20.33
Average cost per share: $1200 divided by 61.154 = $19.62

                             AIM GLOBAL TRENDS FUND

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
DOMESTIC COMMON STOCKS-59.21%

BEVERAGES (NON-ALCOHOLIC)-1.08%

PepsiCo, Inc.                             12,000   $   533,250
--------------------------------------------------------------

BIOTECHNOLOGY-1.71%

Genzyme Corp.(a)                          14,200       844,012
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.05%

AT&T Corp.-Liberty Media Group-Class
  A(a)                                    21,400       518,950
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.45%

ADC Telecommunications, Inc.(a)           14,400     1,207,800
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.24%

Adobe Systems Inc.                         4,700       611,000
--------------------------------------------------------------

ELECTRIC COMPANIES-0.30%

NRG Energy, Inc.(a)                        8,100       147,825
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.78%

Amphenol Corp.-Class A(a)                  4,800       317,700
--------------------------------------------------------------
AVX Corp.                                 15,600       357,825
--------------------------------------------------------------
KEMET Corp.(a)                            27,800       696,737
--------------------------------------------------------------
                                                     1,372,262
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.91%

Arrow Electronics, Inc.(a)                11,200       347,200
--------------------------------------------------------------
Avnet, Inc.                                1,700       100,725
--------------------------------------------------------------
                                                       447,925
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-1.05%

Varian Inc.(a)                            11,300       521,212
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.48%

Altera Corp.(a)                            6,000       611,625
--------------------------------------------------------------
Integrated Device Technology, Inc.(a)     14,700       880,163
--------------------------------------------------------------
Intel Corp.                                3,600       481,275
--------------------------------------------------------------
Xilinx, Inc.(a)                            2,900       239,431
--------------------------------------------------------------
                                                     2,212,494
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.87%

Quanta Services, Inc.(a)                   7,800       429,000
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.73%

Credence Systems Corp.(a)                  9,800       540,838
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
EQUIPMENT (SEMICONDUCTOR)-(CONTINUED)

Lam Research Corp.(a)                      8,400   $   315,000
--------------------------------------------------------------
                                                       855,838
--------------------------------------------------------------
FOODS-1.92%
Bestfoods                                 13,700       948,725
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.64%

MGM Grand, Inc.                           10,600       340,525
--------------------------------------------------------------
Station Casinos, Inc.(a)                  18,700       467,500
--------------------------------------------------------------
                                                       808,025
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.50%

IVAX Corp.(a)                             29,800     1,236,700
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.09%

Andrx Corp.(a)                             8,400       536,944
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-5.71%

Pfizer Inc.                               58,800     2,822,400
--------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.02%

HCA-Healthcare Corp. (The)                16,600       504,225
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-3.39%

UnitedHealth Group Inc.                   14,200     1,217,650
--------------------------------------------------------------
Wellpoint Health Networks Inc.(a)          6,300       456,356
--------------------------------------------------------------
                                                     1,674,006
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-1.32%

Quest Diagnostics Inc.(a)                  8,700       650,325
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.92%

John Hancock Financial Services,
  Inc.(a)                                 19,200       454,800
--------------------------------------------------------------

INVESTMENT MANAGEMENT-1.58%

Alliance Capital Management Holding
  L.P.                                    16,500       782,719
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.13%

Millipore Corp.                            7,400       557,775
--------------------------------------------------------------

NATURAL GAS-1.69%

Dynegy Inc.-Class A                       12,200       833,412
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-9.23%

BJ Services Co.(a)                        10,300       643,750
--------------------------------------------------------------

                                                            MARKET
                                                SHARES       VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

ENSCO International Inc.                        27,900   $   999,169
--------------------------------------------------------------------
Marine Drilling Cos., Inc.(a)                   19,600       548,800
--------------------------------------------------------------------
Patterson Energy, Inc.(a)                       17,500       498,750
--------------------------------------------------------------------
R&B Falcon Corp.(a)                             38,300       902,444
--------------------------------------------------------------------
Smith International, Inc.(a)                     7,200       524,250
--------------------------------------------------------------------
Weatherford International, Inc.(a)              11,100       441,919
--------------------------------------------------------------------
                                                           4,559,082
--------------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-2.11%

Burlington Resources Inc.                        8,900       340,425
--------------------------------------------------------------------
Union Pacific Resources Group Inc.              32,000       704,000
--------------------------------------------------------------------
                                                           1,044,425
--------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-0.78%

Boston Properties, Inc.                         10,000       386,250
--------------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.32%

CDW Computer Centers, Inc.(a)                   10,400       650,000
--------------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.74%

Omnicom Group Inc.                               4,100       365,156
--------------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.97%

Learning Tree International, Inc.(a)             7,800       477,750
--------------------------------------------------------------------

TELEPHONE-0.50%

CTC Communications Group, Inc.(a)                6,850       246,600
--------------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $24,142,188)                                  29,240,887
--------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-32.51%

BELGIUM-0.58%

ICOS Vision Systems Corp. N.V.
  (Equipment-Semiconductor)(a)                   7,800       284,700
--------------------------------------------------------------------

CANADA-7.75%

Anderson Exploration Ltd.
  (Oil-Domestic Integrated)(a)                  31,800       578,299
--------------------------------------------------------------------
Angiotech Pharmaceuticals, Inc.
  (Health Care-Drugs-Major
  Pharmaceuticals)(a)                            2,800       116,225
--------------------------------------------------------------------
Microcell Telecommunications Inc.
  (Telecommunications-Cellular/Wireless)(a)     14,800       535,790
--------------------------------------------------------------------
NOVA Chemicals Corp.
  (Chemicals-Specialty)                         19,900       418,395
--------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Chemicals-Specialty)                         16,500       903,529
--------------------------------------------------------------------
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)                   9,100       351,893
--------------------------------------------------------------------

                                                            MARKET
                                                SHARES       VALUE
CANADA-(CONTINUED)

Prudential Steel Ltd. (Oil &
  Gas-Drilling & Equipment)                     22,700   $   333,011
--------------------------------------------------------------------
Renaissance Energy Ltd. (Oil &
  Gas-Exploration & Production)(a)              46,500       451,105
--------------------------------------------------------------------
Trican Well Service Ltd. (Oil &
  Gas-Drilling & Equipment)(a)                  15,500       139,366
--------------------------------------------------------------------
                                                           3,827,613
--------------------------------------------------------------------

FINLAND-1.84%

Nokia Oyj (Communications Equipment)            17,796       906,347
--------------------------------------------------------------------

FRANCE-4.23%

AGF-Assurances Generales de France
  (Insurance-Multi-Line)                         6,600       348,086
--------------------------------------------------------------------
Bouygues Offshore S.A. (Oil &
  Gas-Drilling & Equipment)                      5,744       287,341
--------------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)                2,300       460,665
--------------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio &
  Cable)                                         7,000       486,906
--------------------------------------------------------------------
Total Fina Elf S.A. (Oil &
  Gas-Refining & Marketing)                      3,300       504,991
--------------------------------------------------------------------
                                                           2,087,989
--------------------------------------------------------------------

GERMANY-0.73%

Epcos A.G. (Electronics-Component
  Distributors)(a)                               3,600       361,549
--------------------------------------------------------------------

HONG KONG-0.34%

Giordano International Ltd.
  (Retail-Specialty-Apparel)                   112,000       170,252
--------------------------------------------------------------------

IRELAND-1.09%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)                11,100       537,656
--------------------------------------------------------------------

JAPAN-2.85%

Furukawa Electric Co., Ltd. (The)
  (Metal Fabricators)                           48,000     1,001,460
--------------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-Cellular/
  Wireless)                                         15       405,501
--------------------------------------------------------------------
                                                           1,406,961
--------------------------------------------------------------------

MEXICO-0.96%

Telefonos de Mexico S.A. de
  C.V.-Class L-ADR (Telephone)                   8,300       474,138
--------------------------------------------------------------------

NETHERLANDS-1.84%

ASM Lithography Holding N.V.-New York
  Shares
  (Electronics-Semiconductor)(a)                 8,400       370,650
--------------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
NETHERLANDS-(CONTINUED)

Koninklijke Numico N.V. (Foods)(a)        11,400   $   539,866
--------------------------------------------------------------
                                                       910,516
--------------------------------------------------------------

SINGAPORE-1.47%

Flextronics International Ltd.
  (Manufacturing-Specialized)(a)          10,600       728,088
--------------------------------------------------------------

SPAIN-1.98%

Acerinox, S.A. (Iron & Steel)             10,800       311,811
--------------------------------------------------------------
Altadis, S.A. (Tobacco)                   43,500       666,914
--------------------------------------------------------------
                                                       978,725
--------------------------------------------------------------

SWITZERLAND-3.31%

Adecco S.A. (Services-Commercial &
  Consumer)                                  633       536,533
--------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                          695     1,098,263
--------------------------------------------------------------
                                                     1,634,796
--------------------------------------------------------------

UNITED KINGDOM-3.54%

BP Amoco PLC-ADR (Oil-International
  Integrated)                              9,400       531,688
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Centrica PLC (Oil & Gas-Exploration &
  Production)                            160,000   $   533,751
--------------------------------------------------------------
Energis PLC (Telephone)(a)                 7,600       284,921
--------------------------------------------------------------
FKI PLC (Manufacturing-Diversified)      111,265       395,582
--------------------------------------------------------------
                                                     1,745,942
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $13,549,925)                                  16,055,272
--------------------------------------------------------------

MONEY MARKET FUNDS-7.34%

STIC Liquid Assets Portfolio(b)        1,812,780     1,812,780
--------------------------------------------------------------
STIC Prime Portfolio(b)                1,812,780     1,812,780
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $3,625,560)                                    3,625,560
--------------------------------------------------------------
TOTAL INVESTMENTS-99.06% (Cost
  $41,317,673)                                      48,921,719
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.94%                    462,886
--------------------------------------------------------------
NET ASSETS-100.00%                                 $49,384,605
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost $41,317,673)  $48,921,719
------------------------------------------------------------
Foreign currencies, at value (cost $468,491)         469,302
------------------------------------------------------------
Receivables for:
  Investments sold                                    82,897
------------------------------------------------------------
  Fund shares sold                                    49,231
------------------------------------------------------------
  Dividends                                           55,075
------------------------------------------------------------
Other assets                                          11,017
------------------------------------------------------------
    Total assets                                  49,589,241
------------------------------------------------------------

LIABILITIES:

Payables for:
------------------------------------------------------------
  Fund shares reacquired                              24,225
------------------------------------------------------------
Accrued advisory fees                                 29,222
------------------------------------------------------------
Accrued administrative services fees                   4,099
------------------------------------------------------------
Accrued distribution fees                             97,863
------------------------------------------------------------
Accrued transfer agent fees                           10,870
------------------------------------------------------------
Accrued trustees' fees                                 1,900
------------------------------------------------------------
Accrued operating expenses                            36,457
------------------------------------------------------------
    Total liabilities                                204,636
------------------------------------------------------------
Net assets applicable to shares outstanding      $49,384,605
============================================================

NET ASSETS:

Class A                                          $21,487,890
============================================================
Class B                                          $26,646,873
============================================================
Class C                                          $ 1,249,842
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,427,923
============================================================
Class B                                            1,792,791
============================================================
Class C                                               84,114
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     15.05
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.05 divided
      by 95.25%)                                 $     15.80
============================================================
Class B:
  Net asset value and offering price per share   $     14.86
============================================================
Class C:
  Net asset value and offering price per share   $     14.86
============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $15,728)                                       $   191,484
------------------------------------------------------------
Interest                                               2,139
------------------------------------------------------------
    Total investment income                          193,623
------------------------------------------------------------

EXPENSES:

Advisory fees                                        246,254
------------------------------------------------------------
Administrative services fee                           24,863
------------------------------------------------------------
Custodian fees                                        25,075
------------------------------------------------------------
Distribution fees -- Class A                          52,930
------------------------------------------------------------
Distribution fees -- Class B                         140,446
------------------------------------------------------------
Distribution fees -- Class C                           4,776
------------------------------------------------------------
Transfer agent fees                                   53,823
------------------------------------------------------------
Trustees' fees                                         4,521
------------------------------------------------------------
Other                                                 57,299
------------------------------------------------------------
    Total expenses                                   609,987
------------------------------------------------------------
Less: Fees waived by advisor                         (33,283)
------------------------------------------------------------
   Expenses paid indirectly                             (404)
------------------------------------------------------------
    Net expenses                                     576,300
------------------------------------------------------------
Net investment income (loss)                        (382,677)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                              109,291
------------------------------------------------------------
  Foreign currencies                                 (99,832)
------------------------------------------------------------
                                                       9,459
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (2,093,838)
------------------------------------------------------------
  Foreign currencies                                  (4,324)
------------------------------------------------------------
                                                  (2,098,162)
------------------------------------------------------------
Net gain (loss) on investment securities and
  foreign currencies                              (2,088,703)
------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                $(2,471,380)
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2000 and the year ended December 31, 1999 (Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2000            1999
                                                              -----------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (382,677)   $  (323,556)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                      9,459      9,996,732
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (2,098,162)     8,406,245
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                               (2,471,380)    18,079,421
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Advisor Class                                                        --         (2,325)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                              --     (1,767,423)
-----------------------------------------------------------------------------------------
  Class B                                                              --     (2,505,025)
-----------------------------------------------------------------------------------------
  Class C                                                              --        (39,159)
-----------------------------------------------------------------------------------------
  Advisor Class*                                                       --        (82,148)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,581,571     (2,708,897)
-----------------------------------------------------------------------------------------
  Class B                                                      (1,036,583)    (4,238,502)
-----------------------------------------------------------------------------------------
  Class C                                                         812,609        143,802
-----------------------------------------------------------------------------------------
  Advisor Class*                                                 (703,288)      (125,191)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (1,817,071)     6,754,553
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          51,201,676     44,447,123
-----------------------------------------------------------------------------------------
  End of period                                               $49,384,605    $51,201,676
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $38,554,327    $37,900,018
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (382,677)            --
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                      3,606,422      3,596,963
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          7,606,533      9,704,695
-----------------------------------------------------------------------------------------
                                                              $49,384,605    $51,201,676
=========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund") is a separate series of AIM Series Trust (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. During the six months ended June 30, 2000, AIM waived fees of $33,283.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2000, AIM was paid $24,863 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended June 30, 2000, AFS was paid $32,525 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $52,930, $140,446 and $4,776, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $9,209 from sales of the Class A shares of the Fund during the six months ended June 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2000, AIM Distributors received $74 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and in custodian fees of $278 and $126, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $404.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2000 was $73,109,653 and $74,075,330, respectively.
    The amount of unrealized appreciation of investment securities, for tax purposes, as of June 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 9,301,265
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,697,219)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $ 7,604,046
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                                     JUNE 30,                 DECEMBER 31,
                                                                       2000                       1999
                                                              ----------------------   --------------------------
                                                               SHARES      AMOUNT         SHARES        AMOUNT
                                                              --------   -----------   ------------   -----------
Sold:
  Class A                                                      193,793   $ 3,262,253      200,188     $ 2,730,032
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      184,301     2,826,229      181,716       2,419,036
-----------------------------------------------------------------------------------------------------------------
  Class C*                                                      58,338       913,221       14,063         186,601
-----------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  864        13,351       17,792         225,871
-----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                           --            --      118,185       1,690,082
-----------------------------------------------------------------------------------------------------------------
  Class B                                                           --            --      160,713       2,277,307
-----------------------------------------------------------------------------------------------------------------
  Class C*                                                          --            --        2,695          38,132
-----------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                   --            --        5,723          81,816
-----------------------------------------------------------------------------------------------------------------
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                       61,297       680,172           --              --
-----------------------------------------------------------------------------------------------------------------
  Advisor Class                                                (61,105)     (680,172)          --              --
-----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (132,634)   (2,360,854)    (568,367)     (7,129,011)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     (255,338)   (3,862,812)    (719,011)     (8,934,845)
-----------------------------------------------------------------------------------------------------------------
  Class C*                                                      (6,211)     (100,612)      (6,636)        (80,931)
-----------------------------------------------------------------------------------------------------------------
  Advisor Class**                                               (2,291)      (36,467)     (32,673)       (432,878)
-----------------------------------------------------------------------------------------------------------------
                                                                41,014   $   654,309     (625,612)    $(6,928,788)
=================================================================================================================

  * Class C shares commenced sales on January 2, 1998.
 ** Advisor Class share activity for the period January 1, 2000 through February
    11, 2000.
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 7-FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                      Class A
                                                              -------------------------------------------------------
                                                                                                        SEPTEMBER 15,
                                                                                                         1997 (DATE
                                                                                     YEAR ENDED          OPERATIONS
                                                                SIX MONTHS          DECEMBER 31,        COMMENCED) TO
                                                              ENDED JUNE 30,    --------------------    DECEMBER 31,
                                                                 2000(a)        1999(a)     1998(a)        1997(a)
                                                              --------------    --------    --------    -------------
Net asset value, beginning of period                             $ 15.78        $ 11.46     $ 10.63        $ 11.43
------------------------------------------------------------     -------        -------     -------        -------
Income from investment operations:
  Net investment income (loss)                                     (0.09)         (0.06)      (0.02)         (0.01)
------------------------------------------------------------     -------        -------     -------        -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.64)          5.86        1.01          (0.31)
------------------------------------------------------------     -------        -------     -------        -------
    Total from investment operations                               (0.73)          5.80        0.99          (0.32)
------------------------------------------------------------     -------        -------     -------        -------
Less distributions:
  Dividends from net investment income                                --             --       (0.02)            --
------------------------------------------------------------     -------        -------     -------        -------
  Distributions from net realized gains                               --          (1.48)      (0.14)            --
------------------------------------------------------------     -------        -------     -------        -------
  Return of capital                                                   --             --          --          (0.48)
------------------------------------------------------------     -------        -------     -------        -------
    Total distributions                                               --          (1.48)      (0.16)         (0.48)
------------------------------------------------------------     -------        -------     -------        -------
Net asset value, end of period                                   $ 15.05        $ 15.78     $ 11.46        $ 10.63
============================================================     =======        =======     =======        =======
Total return(b)                                                    (4.63)%        51.93%       9.37%         (2.68)%
============================================================     =======        =======     =======        =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                       $21,488        $20,595     $17,822        $15,145
============================================================     =======        =======     =======        =======
Ratio of expenses to average net assets:
  With fee waivers                                                  2.00%(c)       1.03%       0.50%          0.50%(d)
------------------------------------------------------------     -------        -------     -------        -------
  Without fee waivers                                               2.13%(c)       1.16%       0.50%          0.50%(d)
============================================================     =======        =======     =======        =======
Ratio of net investment income (loss) to average net assets        (1.23)%(c)     (0.50)%     (0.21)%        (0.35)%(d)
============================================================     =======        =======     =======        =======
Portfolio turnover rate                                              151%           147%         28%             1%
============================================================     =======        =======     =======        =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $21,288,179.
(d) Annualized.

                                                                                      Class B
                                                              -------------------------------------------------------
                                                                                                        SEPTEMBER 15,
                                                                                                         1997 (DATE
                                                                                     YEAR ENDED          OPERATIONS
                                                                SIX MONTHS          DECEMBER 31,        COMMENCED) TO
                                                              ENDED JUNE 30,    --------------------    DECEMBER 31,
                                                                 2000(a)        1999(a)     1998(a)        1997(a)
                                                              --------------    --------    --------    -------------
Net asset value, beginning of period                             $ 15.62        $ 11.41     $ 10.62        $ 11.43
------------------------------------------------------------     -------        -------     -------        -------
Income from investment operations:
  Net investment income (loss)                                     (0.13)         (0.13)      (0.07)         (0.02)
------------------------------------------------------------     -------        -------     -------        -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.63)          5.82        1.00          (0.32)
------------------------------------------------------------     -------        -------     -------        -------
    Total from investment operations                               (0.76)          5.69        0.93          (0.34)
------------------------------------------------------------     -------        -------     -------        -------
Less distributions:
  Distributions from net realized gains                               --          (1.48)      (0.14)            --
------------------------------------------------------------     -------        -------     -------        -------
  Return of capital                                                   --             --          --          (0.47)
------------------------------------------------------------     -------        -------     -------        -------
    Total distributions                                               --          (1.48)      (0.14)         (0.47)
------------------------------------------------------------     -------        -------     -------        -------
Net asset value, end of period                                   $ 14.86        $ 15.62     $ 11.41        $ 10.62
============================================================     =======        =======     =======        =======
Total return(b)                                                    (4.87)%        51.18%       8.83%         (2.83)%
============================================================     =======        =======     =======        =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                       $26,647        $29,118     $25,555        $19,184
============================================================     =======        =======     =======        =======
Ratio of expenses to average net assets:
  With fee waivers                                                  2.50%(c)       1.53%       1.00%          1.00%(d)
------------------------------------------------------------     -------        -------     -------        -------
  Without fee waivers                                               2.63%(c)       1.66%       1.00%          1.00%(d)
============================================================     =======        =======     =======        =======
Ratio of net investment income (loss) to average net assets        (1.73)%(c)     (1.00)%     (0.71)%        (0.85)%(d)
============================================================     =======        =======     =======        =======
Portfolio turnover rate                                              151%           147%         28%             1%
============================================================     =======        =======     =======        =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $28,243,465.
(d) Annualized.

                                                                                   Class C
                                                              -------------------------------------------------
                                                                                                JANUARY 2, 1998
                                                                                                  (DATE SALES
                                                                SIX MONTHS       YEAR ENDED      COMMENCED) TO
                                                              ENDED JUNE 30,    DECEMBER 31,     DECEMBER 31,
                                                                  2000(a)          1999(a)           1998(a)
                                                              --------------    ------------    ---------------
Net asset value, beginning of period                              $15.62           $11.40           $10.62
------------------------------------------------------------      ------           ------           ------
Income from investment operations:
  Net investment income (loss)                                     (0.13)           (0.13)           (0.08)
------------------------------------------------------------      ------           ------           ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.63)            5.83             1.00
------------------------------------------------------------      ------           ------           ------
    Total from investment operations                               (0.76)            5.70             0.92
------------------------------------------------------------      ------           ------           ------
Less distributions from net realized gains                            --            (1.48)           (0.14)
------------------------------------------------------------      ------           ------           ------
Net asset value, end of period                                    $14.86           $15.62           $11.40
============================================================      ======           ======           ======
Total return(b)                                                    (4.87)%          51.33%            8.94%
============================================================      ======           ======           ======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                        $1,250           $  500           $  249
============================================================      ======           ======           ======
Ratio of expenses to average net assets:
  With fee waivers                                                  2.50%(c)         1.53%            1.00%(d)
------------------------------------------------------------      ------           ------           ------
  Without fee waivers                                               2.63%(c)         1.66%            1.00%(d)
============================================================      ======           ======           ======
Ratio of net investment income (loss) to average net assets        (1.73)%(c)       (1.00)%          (0.71)%(d)
============================================================      ======           ======           ======
Portfolio turnover rate                                              151%             147%              28%
============================================================      ======           ======           ======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $960,413.
(d) Annualized.

BOARD OF TRUSTEES                                     OFFICERS                              OFFICE OF THE FUND
C. Derek Anderson                                     Robert H. Graham                      11 Greenway Plaza
Senior Managing Partner, Plantagenet Capital          Chairman and President                Suite 100
Management, LLC (an investment                                                              Houston, TX 77046
partnership); Chief Executive Officer,                Dana R. Sutton
Plantagenet Holdings, Ltd.                            Vice President and Treasurer          INVESTMENT MANAGER
(an investment banking firm)
                                                      Samuel D. Sirko                       A I M Advisors, Inc.
Frank S. Bayley                                       Vice President and Secretary          11 Greenway Plaza
Partner, law firm of                                                                        Suite 100
Baker & McKenzie                                      Melville B. Cox                       Houston, TX 77046
                                                      Vice President
Robert H. Graham                                                                            TRANSFER AGENT
Director, President and Chief Executive Officer,      Gary T. Crum
A I M Management Group Inc.                           Vice President                        A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Ruth H. Quigley                                       Carol F. Relihan                      Houston, TX 77210-4739
Private Investor                                      Vice President
                                                                                            CUSTODIAN
                                                      Mary J. Benson
                                                      Assistant Vice President and          State Street Bank and Trust Company
                                                      Assistant Treasurer                   225 Franklin Street
                                                                                            Boston, MA 02110
                                                      Sheri Morris
                                                      Assistant Vice President and          COUNSEL TO THE FUND
                                                      Assistant Treasurer
                                                                                            Kirkpatrick & Lockhart LLP
                                                      Nancy L. Martin                       1800 Massachusetts Avenue, N.W.
                                                      Assistant Secretary                   Washington, D.C. 20036-1800

                                                      Ofelia M. Mayo                        COUNSEL TO THE TRUSTEES
                                                      Assistant Secretary
                                                                                            Paul, Hastings, Janofsky & Walker LLP
                                                      Kathleen J. Pflueger                  Twenty Third Floor
                                                      Assistant Secretary                   555 South Flower Street
                                                                                            Los Angeles, CA 90071

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046


                     -------------------------------------

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

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS                  INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry
       MORE AGGRESSIVE                           MORE AGGRESSIVE                    since 1976 and managed approximately
                                                                                    $176 billion in assets for more than 8
AIM Small Cap Opportunities(1)         AIM Latin American Growth                    million shareholders, including
AIM Mid Cap Opportunities(2)           AIM Developing Markets                       individual investors, corporate clients
AIM Large Cap Opportunities            AIM Asian Growth                             and financial institutions, as of
AIM Emerging Growth                    AIM Japan Growth                             June 30, 2000.
AIM Small Cap Growth(3)                AIM European Development                        The AIM Family of Funds--Registered
AIM Aggressive Growth                  AIM Euroland Growth(5)                       Trademark-- is distributed nationwide,
AIM Mid Cap Growth                     AIM Global Aggressive Growth                 and AIM today is the eighth-largest
AIM Capital Development                AIM International Equity                     mutual fund complex in the United States
AIM Constellation(4)                   AIM Advisor International Value              in assets under management, according to
AIM Dent Demographic Trends            AIM Global Trends(6)                         Strategic Insight, an independent mutual
AIM Select Growth                      AIM Global Growth                            fund monitor.
AIM Large Cap Growth                                                                   AIM is a subsidiary of AMVESCAP PLC,
AIM Weingarten                                   MORE CONSERVATIVE                  one of the world's largest independent
AIM Mid Cap Equity                                                                  financial services companies with $389
AIM Charter                            SECTOR EQUITY FUNDS                          billion in assets under management as of
AIM Value                                                                           June 30, 2000.
AIM Blue Chip                                    MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value              AIM Global Telecommunications and Technology
AIM Balanced                           AIM Global Resources
AIM Advisor Flex                       AIM Global Financial Services
                                       AIM Global Health Care
       MORE CONSERVATIVE               AIM Global Consumer Products and Services
                                       AIM Global Infrastructure
                                       AIM Advisor Real Estate
                                       AIM Global Utilities

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Strategic Income                   AIM High Income Municipal
AIM High Yield II                      AIM Tax-Exempt Bond of Connecticut
AIM High Yield                         AIM Municipal Bond
AIM Income                             AIM Tax-Free Intermediate
AIM Global Income                      AIM Tax-Exempt Cash
AIM Floating Rate(7)
AIM Intermediate Government                      MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Europe Growth Fund was renamed AIM Euroland Growth Fund Sept. 1, 1999.
(6) AIM Global Trends Fund was restructured to operate as a traditional mutual fund Aug. 27, 1999. Previously, the fund operated as a fund of funds. (7) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

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